Revenue	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenue

Note 28.      Revenue

Nature of goods and services

The following is a description of the principal activities, separated by reportable segment, from which the Group generates its revenue. For more detailed information about reportable segments, see Note 34 - Segment information and geographic data. The Corporate segment does not generate external revenue for the Group.

-	Semiconductors segment

The Semiconductors segment of the Group principally generates revenue from the sale of semiconductors secure chips. Although they may be sold in connection with other services of the Group, they always represent distinct performance obligations.

The Group recognizes revenue when a customer takes possession of the chips, which usually occurs when the goods are delivered. Customers typically pay once goods are delivered.

-	Revenue from non-reportable segments

The Group’s non-reportable segments generate revenue from Digital Certificates, Software as a Service, Software license and Postcontract Customer Support (PCS) for cybersecurity applications. Products and services are sold principally separately but may also be sold in bundled packages.

For bundled packages, the Group accounts for individual products and services separately if they are distinct – i.e. if a product or service is separately identified from other items in the bundled package and if a customer can benefit from it. The consideration is allocated between separate products and services in a bundle based on their stand-alone selling prices. The stand-alone selling prices are determined based on the list prices when available or estimated based on the Adjusted Market Assessment approach (e.g. licenses), or the Expected Cost-Plus Margin approach (e.g., PCS).

Product and services	Nature, timing of satisfaction of performance obligations and significant payment terms
Certificates	The Group recognizes revenue on a straight-line basis over the validity period of the certificate, which is usually one to three years. This period starts after the certificate has been issued by the Certificate Authority and may be used by the customer for authentication and signature, by checking the certificate validity against the Root of Trust which is maintained by the Group on its IT infrastructure. Customers pay for certificates when certificates are issued and invoiced. The excess of payments over recognized revenue is shown as deferred revenue.
Semiconductors secure chips

Although they may be sold in connection with other services of the Group, they always represent distinct performance obligations.

The Group recognizes revenue when a customer takes possession of the chips, which usually occurs when the goods are delivered. Customers typically pay once goods are delivered.

SaaS

The Group’s SaaS arrangement cover the provision of cloud-based certificate life-cycle-management solutions and signing and authentication solutions, as well as cloud-based certificates for authentication purposes such as Device Attestation Certificates (DACs) for MATTER Protocol, IoT Device-to-Cloud Authentication, or Device-to-Device Authentication. The Group recognizes revenue on a straight-line basis over the service period which is usually yearly renewable. Where lifelong certificates are issued, the Group recognizes revenue when the certificate is delivered and usable by the customer.

Customers usually pay ahead of quarterly or yearly service periods; the paid amounts which have not yet been recognized as revenue are shown as deferred revenue on the balance sheet.

Software and INeS Certificate Management Platform	The Group provides software for certificates life-cycle management and signing and authentication solutions, including through its INeS Certificate Management Platform. The Group recognizes revenue when the software has been delivered or the platform has been set up, and PCS revenue over the service period which is usually one-year renewable. Customers pay upon delivery of the software or over the PCS.
Implementation, integration and other services

The Group provides services to implement and integrate multi-element cybersecurity solutions. Most of the time the solution elements are off-the-shelve non-customized components which represent distinct performance obligations. Implementation and integration services are payable when rendered, while other revenue elements are payable and recognized as per their specific description in this section.

WISeKey also provides hosting and monitoring of infrastructure services which are distinct performance obligations and are paid and recognized over the service period.

Disaggregation of revenue

The following table shows the Group’s revenues disaggregated by reportable segment and by product or service type:

Disaggregation of revenue	Typical payment	At one point in time			Over time			Total
USD'000		2024	2023	2022	2024	2023	2022	2024	2023	2022
Semiconductors segment
Secure chips	Upon delivery	10,937	30,044	23,198	-	-	-	10,937	30,044	23,198
Certificates	Upon issuance	39	-	-	5	14	-	44	14	-
Total Semiconductors segment		10,976	30,044	23,198	5	14	-	10,981	30,058	23,198
Total Corporate segment		-	-	-	-	-	-	-	-	-
Total Non-reportable segments		57	-	107	837	860	509	894	860	616
Total Revenue from continuing operations		11,033	30,044	23,305	842	874	509	11,875	30,918	23,814

For the years ended December 31, 2024, 2023, and 2022 the Group recorded no revenues related to performance obligations satisfied in prior periods.

The following table shows the Group’s revenues disaggregated by geography, based on our customers’ billing addresses:

Net sales by region	12 months ended December 31,
USD'000	2024	2023	2022
Semiconductors segment
Europe, Middle East and Africa	1,839	9,985	6,777
North America	7,500	16,531	13,609
Asia Pacific	1,642	3,466	2,745
Latin America	-	76	67
Total Semiconductors segment	10,981	30,058	23,198
Total Corporate segment	-	-	-
Total Non-reportable segments	894	860	616
Total net sales from continuing operations	11,875	30,918	23,814

*EMEA means Europe, Middle East and Africa

Contract assets, deferred revenue and contract liability

Our contract assets, deferred revenue and contract liability consist of:

	As at December 31,	As at December 31,
USD'000	2024	2023
Trade accounts receivables
Trade accounts receivable - Semiconductors segment	3,645	5,103
Trade accounts receivable - Non-reportable segments	488	277
Total trade accounts receivables	4,133	5,380
Contract assets	-	-
Total contract assets	-	-
Contract liabilities - current	392	353
Contract liabilities - noncurrent	3	3
Total contract liabilities	395	356
Deferred revenue
Deferred revenue - Semiconductors segment	5	-
Deferred revenue - Non-reportable segments	109	241
Total deferred revenue	114	241
Revenue from continuing operations recognized in the period from amounts included in the deferred revenue at the beginning of the year	218	179

Increases or decreases in trade accounts receivable, contract assets, deferred revenue and contract liability were primarily due to normal timing differences between our performance and customer payments.

Remaining performance obligations

As of December 31, 2024, approximately USD 508,000 is expected to be recognized from remaining performance obligations for mPKI and IoT contracts. We expect to recognize revenue for these remaining performance obligations during the next two years approximately as follows:

Estimated revenue from remaining performance obligations as at December 31, 2024	USD'000
2025	484
2026	24
Total remaining performance obligation from continuing operations	508